Janus Investment Fund

Class D Shares

INTECH Global Dividend Fund	Janus Growth and Income Fund
INTECH U.S. Core Fund	Janus High-Yield Fund
Janus Asia Equity Fund	Janus International Equity Fund
Janus Balanced Fund	Janus Money Market Fund
Janus Contrarian Fund	Janus Overseas Fund
Janus Diversified Alternatives Fund	Janus Protected Series – Global
Janus Emerging Markets Fund	Janus Protected Series – Growth
Janus Enterprise Fund	Janus Real Return Fund
Janus Flexible Bond Fund	Janus Research Fund
Janus Fund	Janus Short-Term Bond Fund
Janus Global Allocation Fund – Conservative	Janus Triton Fund
Janus Global Allocation Fund – Growth	Janus Twenty Fund
Janus Global Allocation Fund – Moderate	Janus Venture Fund
Janus Global Bond Fund	Perkins Global Value Fund
Janus Global Life Sciences Fund	Perkins International Value Fund
Janus Global Real Estate Fund	Perkins Large Cap Value Fund
Janus Global Research Fund	Perkins Mid Cap Value Fund
Janus Global Select Fund	Perkins Select Value Fund
Janus Global Technology Fund	Perkins Small Cap Value Fund
Janus Government Money Market Fund	Perkins Value Plus Income Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 28, 2013
to Currently Effective Prospectuses

Effective July 1, 2013, each Fund’s Prospectus, including the Summary Prospectus (as applicable), is amended as set forth below:

Effective July 1, 2013, the minimum subsequent investment amount for purchases made through an automatic investment program is $50.00. The following sections of each Fund’s Prospectus are updated as noted:

1.	In the “Purchase and Sale of Fund Shares” section found in the Fund Summary for each Fund and in the “Doing Business with Janus” section found in the Shareholder’s Manual of each Fund’s Prospectus, the following table replaces in its entirety the corresponding table:

Minimum Investment Requirements
To open a new regular Fund account	$2,500

To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$500

To add to any existing type of Fund account without an automatic investment program	$100

To add to any existing type of Fund account with an automatic investment program	$50

2.	In the “To Open an Account or Buy Shares” section found in the Shareholder’s Manual of each Fund’s Prospectus, the following replaces in its entirety the corresponding information:

   By Automated Investments

•	To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($50 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

•	You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($50 minimum) invested directly into your Fund account.

3.	In the “Paying for Shares” section found in the Shareholder’s Manual of each Fund’s Prospectus, the fourth bullet is replaced in its entirety by the following bullet:

•	When purchasing Shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $50 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

Please retain this Supplement with your records.